UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

Jos A. Bank Clothiers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Hanover Pike, Hampstead, Maryland	21074
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   410-239-2700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 15, 2013, Jos. A. Bank Clothiers, Inc. (the "Company") issued a press release announcing that the Company sent a letter on November 15, 2013 to the Chief Executive Officer of The Men's Wearhouse, Inc. terminating its all-cash proposal to purchase Men's Wearhouse for $48 per share. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description
99.1	Press Release, dated November 15, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jos A. Bank Clothiers, Inc. (Registrant)
November 15, 2013 (Date)	/s/ CHARLES D. FRAZER Charles D. Frazer Senior Vice President - General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated November 15, 2013